EXHIBIT 10.4

                              CONSULTING AGREEMENT

     This is a Consulting Agreement ("Agreement") between SAFE LANE SYSTEMS, INC., a Colorado corporation with offices in Denver, Colorado, ("SLS") on the one hand, and MICHAEL B. ZALLE, an individual ("Consultant") on the other hand. SLS and Consultant may be referred to herein separately as "Party" and jointly as "Parties." This Agreement shall be effective as of the date of the last Party to sign ("Effective Date").

1. BASIC AGREEMENT

     1.1 SERVICES. Consultant agrees to provide the services to SLS described on Schedule A hereto ("Services"), for the compensation set forth on Schedules A and B. If the Parties later enter into additional schedules, and any such schedules shall be deemed to be incorporated into and part of this Agreement.

     1.2 COMPENSATION. The fees specified on the Schedules hereto will be Consultant's sole compensation for the Services described thereon. Consultant is to invoice SLS for work done by emailing invoices to the SLS Contact person listed on the applicable Schedule or otherwise identified as the contact person by SLS. SLS will pay all invoices within 30 days of receipt of each invoice.

     1.3 ADDITIONAL SERVICES. If SLS asks Consultant to perform services that are not specifically listed herein and that are above and beyond that which is reasonable and customary under the circumstances, Consultant will submit a written change order to SLS describing (i) the additional services to be performed; and (ii) the proposed additional fees, if any, associated with such services. Consultant will not perform or receive payments for any service not authorized by SLS in an approved change order.

2. WORKING RELATIONSHIP

     2.1 METHOD OF WORK. Consultant will perform the Services in a timely and professional manner consistent with industry standards. Consultant will have sole discretion over, and sole responsibility for, the planning, method, means, sequencing, time, and place of the work he performs in connection with the Services. Consultant will provide his own equipment, tools, and materials, if any are necessary.

     2.2 ACCESS TO SLS'S PROPERTY. If necessary to perform the Services, SLS will make its facilities and equipment available to Consultant in accordance with SLS's access, hours of operation, and security policies, unless otherwise agreed given the nature of the Services. SLS will retain sole ownership of all documents, records, equipment, and other physical or intellectual property that it makes available to Consultant. At SLS's request, and upon termination of this Agreement, Consultant will promptly return to SLS any of this property in Consultant's possession.

     2.3 OWNERSHIP OF WORK PRODUCT. Consultant and SLS intend that SLS will have full and exclusive ownership of and all right, title, and interest in and to any work product, including, without limitation, the deliverables set forth on Schedule A and to all research, analyses, presentations and reports prepared by Consultant and any intellectual property (including, without limitation, any trade secret, copyright, patent or trademark) that Consultant creates or helps create in performing the Services under this Agreement. Consultant will assist SLS in obtaining and enforcing these rights in the work product. Notwithstanding the foregoing, SLS acknowledges that, with its prior written consent, Consultant may use certain third party materials in connection with its performance of the Services, and that all intellectual property in any such third party materials incorporated into any work product will remain with the relevant third party proprietors.

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

     2.4 CONFIDENTIALITY. Consultant will use Confidential Information (defined below) only in connection with the Services under this Agreement and will keep the same confidential, using at least the same degree of care as Consultant uses to prevent the unauthorized use or disclosure of his own confidential information, but in no case less than a reasonable degree of care. "Confidential Information" means information from or relating to SLS which is furnished by SLS to Consultant during the course of providing the Services, and does not include information which: (i) is or becomes generally available to the public other than as a result of a disclosure by Consultant or its agent or a party acting on his behalf; (ii) was known by Consultant prior to its being furnished to Consultant by SLS; or (iii) is or becomes available to Consultant on a non-confidential basis from a source other than SLS. All Confidential
Information furnished by SLS under this Agreement is and will remain the property of SLS. In the event that Consultant is required by operation of law, rule, regulation or legal process or any governmental agency, to disclose any Confidential Information, Consultant will promptly notify SLS so that Consultant may seek an appropriate protective order, and Consultant will provide commercially reasonable cooperation with any such efforts. If in the absence, or prior to the delivery, of such protective order Consultant is required to disclose any such Confidential Information, Consultant may make such disclosure without liability under this Agreement.

     2.5 RELATIONSHIP. Consultant is and will be an independent contractor. Nothing in this Agreement creates an employment, partnership, joint venture, fiduciary, or similar relationship between Consultant and SLS for any purpose. SLS understands that Consultant is entering into this Agreement on his own behalf and not on behalf of any other person or entity, and that his obligations hereunder are his and his alone. Consultant will not be entitled to or eligible for any benefits that SLS makes available to its employees, including, without limitation, coverage under any SLS medical, dental, liability, automobile or other insurance policies. Consultant waives any rights or claims to those benefits.

     2.6 AVAILABILITY OF SLS CONTENT. SLS agrees to provide any data, analysis, text, photos, graphics, recordings, software, documentation, images, or other content or materials of any kind or nature made necessary in order for Consultant to provide the Services.

3. INDEMNIFICATION

     3.1 INDEMNIFICATION. The parties will each defend, indemnify and hold the other party and his or its directors, officers, employees, agents, and assigns (collectively, the "Indemnified Parties") harmless against all third-party claims, liabilities, losses, damages, and expenses which the Indemnified Parties may suffer and which arise directly or indirectly from (i) the other party's performance or breach under this Agreement, or (ii) an assertion that the other party infringed upon third-party intellectual property rights.

     3.2 LIMITATION OF REMEDIES AND DAMAGES. THE LIABILITY OF CONSULTANT TO SLS ARISING HEREUNDER WILL BE LIMITED TO FEES PAID BY SLS HEREUNDER. CONSULTANT
SHALL NOT BE LIABLE FOR ANY  CONSEQUENTIAL,  INCIDENTAL,  OR  INDIRECT  DAMAGES,
INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS, PROFITS, BUSINESS INTERRUPTION, DOWNTIME, OR COST OF COVER, WHETHER FORESEEABLE OR NOT, AND WHETHER ARISING IN CONTRACT, TORT, OR NEGLIGENCE, EVEN IF A REPRESENTATIVE OF CONSULTANT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE FOREGOING LIMITATIONS AND EXCLUSIONS ARE AN ESSENTIAL PART OF THE CONSIDERATION UNDER THE TERMS OF THIS AGREEMENT, AND SHALL TAKE EFFECT TO THE FULLEST EXTENT PERMITTED BY LAW.

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

4. DISCLAIMER OF WARRANTIES. EXCEPT FOR THE WARRANTIES EXPLICITLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER ORAL OR WRITTEN, WHETHER EXPRESS, IMPLIED, OR ARISING BY STATUTE, CUSTOM, COURSE OF DEALING OR TRADE USAGE, WITH RESPECT TO THE SUBJECT MATTER HEREOF IN CONNECTION WITH THIS AGREEMENT. EACH PARTY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF TITLE, SATISFACTORY QUALITY, ACCEPTABLE QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, COMPLIANCE WITH DESCRIPTION AND NON-INFRINGEMENT. NOTHING IN THIS SECTION 4 SHALL BE CONSTRUED TO RELIEVE CONSULTANT FROM ITS OBLIGATIONS SET FORTH ELSEWHERE IN THIS AGREEMENT OR IN THE SCHEDULE(S) INCORPORATED HEREIN.

5. TERM, PAYMENT, AND TERMINATION

     5.1 TERM. This Agreement shall commence on the Commencement Date and shall terminate on the Completion Date listed on Schedule A.

     5.2 TERMINATION. Notwithstanding Section 5.1 above: Either party may immediately terminate this Agreement upon a material breach by the other party that has not been cured to the terminating party's satisfaction within 30 days following written notice of said breach; Consultant may terminate this Agreement on 30 days written notice for SLS' uncured failure to meet its payment obligations hereunder within 30 days of receiving written notice of such failure from Consultant.

     5.3 CONSEQUENCES OF TERMINATION. If this Agreement is terminated before all the Services described on Schedule A have been fully performed by Consultant, SLS will pay for work completed as of the date of such termination. SLS will pay undisputed fees within 30 days after the later of receiving Consultant's invoice or the effective date of termination. Upon termination of this Agreement, Consultant will promptly return all SLS property. The provisions of Sections 2, 3, 4, 5 and 6 will remain effective after termination. All of the Parties' rights, powers, and remedies under this Agreement are cumulative and not alternative and will be in addition to all rights, powers, and remedies given to the Parties at law or in equity. The exercise of one or more of these rights or remedies will not impair the Parties' right to exercise any other right or remedy.

6. GENERAL PROVISIONS

     6.1  ENTIRE  AGREEMENT;   AMENDMENT.  This  Agreement,  together  with  any
agreed-upon schedules, is the entire agreement between the Parties and supersedes prior or contemporaneous written and oral agreements, negotiations, correspondence, course of dealing and communications between the Parties relating to the same subject matter. This Agreement may be amended only as stated in a writing signed by both Parties that recites that it is an amendment to this Agreement. The schedule(s) may be amended only as stated in a writing signed by both Parties that recites that it is an addendum thereto.

     6.2 SEVERABILITY. If any provision in this Agreement is held invalid or unenforceable, the other provisions will remain enforceable, and the invalid or unenforceable provision will be considered modified so that it is valid and enforceable to the maximum extent permitted by law.

     6.3 ASSIGNMENT AND SUCCESSORS.. SLS may not make any assignment of this Agreement without Consultant's written consent, which consent shall not be unreasonably withheld. Consultant will not make any assignment of this Agreement without the consent of Superior's or Superior's Successor's written consent, which consent shall not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assignees of the parties hereto, and the non-assigning party shall be considered a

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third-party  beneficiary  of any agreement  between the assigning  party and the assignee.

     6.4 WAIVER. Any waiver under this Agreement must be in writing and signed by the party granting the waiver. Waiver of any breach or provision of this Agreement will not be considered a waiver of any later breach or of the right to enforce any provision of this Agreement.

     6.5 NO THIRD PARTY BENEFICIARIES. This Agreement is for the exclusive benefit of Consultant and SLS and not for the benefit of any third party including, without limitation, any employee, affiliate, or agent of the parties.

     6.6 NOTICES. Notices and consents under this Agreement must be in writing and delivered by email to the designated contact persons identified on the schedule(s) or otherwise by the parties.

     6.7 GOVERNING LAW. This Agreement is governed by California law.

     6.8 ARBITRATION. The parties agree that any and all disputes relating to this Agreement will be resolved by binding arbitration before and under the rules of the American Arbitration Association. Such arbitration will be conducted in Orange County, California. Each party will bear his or its own fees and costs relating to such arbitration.

     6.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which will be taken together and deemed to be one instrument. Transmission by fax or PDF of executed counterparts constitutes effective delivery.

/ /

/ /

/ /


Accepted and Agreed:


Dated: July 14, 2014



Signed by /s/ Michael B. Zalle
          ----------------------------------------------
Michael B. Zalle, on his own behalf
14 Mackenzie Lane
Trabuco Canyon
California 92679

Dated: July 7, 2014

SAFE LANE SYSTEMS, INC.


Signed by /s/ Paul Dickman, Ceo
President

                       SCHEDULE A TO CONSULTING AGREEMENT

This Schedule sets forth additional terms of the Consulting Agreement. The terms of this Schedule are deemed incorporated in full into the Consulting Agreement.

NAME OF CONSULTANT:                 MICHAEL B. ZALLE

COMMENCEMENT DATE:                  JULY 7, 2014

COMPLETION DATE:                    OCTOBER 1, 2014

DESCRIPTION  OF SERVICES,  INCLUDING  ACTIVITIES,  EXPECTED  WORK  PRODUCT,  AND
TIMETABLE:

SERVICES


Develop a strategic plan for SLS ("Strategic Plan")

     o    Create  a  suggested   company  tactical   execution  plan  leveraging
          Consultant's knowledge, expertise, relationships and experience.

     o Introduce and help open new business relationships to accelerate growth and drive new product sales revenues.

     o| Help in the planning process to best position Company for long-term success in product development, manufacturing, marketing, sales and customer support.

The Strategic Plan shall be comprised of the following elements:

     o    Sales/Revenue initiatives

          o    Design    a     proposed     sales     organization     structure
               (internal/external)

          o    Design a Sales Compensation model/structure

          o    Design a 36 month model with revenue growth planning

          o Design an Indirect Channel plan including illustration of "steps" from company manufacturing to end user delivery

          o    Create Channel Sales wholesale recommendations (define)

          o Develop a Written Plan for Strategic /Wholesale Channels and Go to Market relationships

     o    Marketing / Marketing Communications:

          o Provide market analysis (market size and top 3 vertical markets for Kone General and Spring Cone product lines)

          o Present Competitive Analysis: Kone General verses researched current available solutions

          o    Develop suggested product Pricing Model

          o Develop suggestions for Corporate Brand guidelines (to implement with creative agencies)

          o Develop suggestions for corporate marketing use standards (to implement with creative agencies)

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          o    Develop  suggestions  for On-line and  Digital  Media  Messaging:
               include social media, useful data share strategies, traditional electronic direct response marketing.

          o    Develop suggestions for attending/joining  industry associations,
               industry  sponsored  events,   industry  conferences,   strategic
               customer acquisition, strategic marketing.

          o Develop suggestions for a communications calendar: Corporate relations, IR, PR, and Marketing Communications Is he qualified to do this?

     o    Business Operations:

          o Introduce manufacturing companies who could best serve Company's Kone General and Spring Cone products. Focus introductions on Quality, Cost and Scale Done why?

          o Develop suggestions for companies that can help with product fulfillment services including boxing, labeling, shipping, and inventory

          o Respond to Company's requests when at all possible during calls/meetings when evaluating manufacturers and other introduced possible partners

          o    Develop  suggestions   whenever  possible  for  areas  of  "value
               engineering" and/or creating competitive differentiation/barriers to enter

          o Suggest Customer Service Best Practices by researching industry leaders and market vertical expectations (examples: Returns, Warranty, RMA.) Qualified?

DELIVERABLES

Consultant will provide SLS with two documents reflecting the above-described services, and SLS will give Consultant feedback on draft document(s) from date hereof, as follows:

30 days: Consultant to deliver Draft of Strategic Plan to SLS

60 days: SLS to provide Consultant with feedback on Draft of Strategic Plan

60-90 days: Ongoing feedback and discussion on any additional drafts of Strategic Plan

90 days: Consultant to deliver final copy of Strategic Plan

Consultant will prepare the Strategic Plan consistent with the above-described parameters and requirements, but Consultant in his sole discretion will determine the structure, scope, format, and content of the Strategic Plan. The parties agree and acknowledge that more than one draft and exchange of feedback may be necessary. The parties may agree in writing to changes in the above dates.

FEES

Consultant's compensation for the Services shall be comprised of two elements:

(1)  to be paid as follows:

$5,000 due each Month


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


Consultant will invoice SLS for each of these payments.


(2) WARRANTS: As set forth in Schedule B to this Agreement.




Accepted and Agreed:


Dated: July 7, 2014



Signed by _________________
Michael B. Zalle, on his own behalf
14 Mackenzie Lane
Trabuco Canyon
California 92679





Dated: July 7, 2014

SAFE LANE SYSTEMS, INC.


Signed by /s/ Paul Dickman, CEO
President

                       SCHEDULE B TO CONSULTING AGREEMENT

                                WARRANT AGREEMENT


This Schedule sets forth additional terms of the Consulting Agreement. The terms of this Schedule are deemed incorporated in full into the Consulting Agreement.

                                WARRANT AGREEMENT

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                            WARRANT TO PURCHASE STOCK

COMPANY: SAFE LANE SYSTEMS, INC. STOCK SYMBOL TO BE DETERMINED.

NUMBER OF SHARES: 3,000,000 (SEE SECTION 1.1 BELOW: MILESTONE BASED GRANT.)

TYPE/SERIES OF STOCK: COMMON STOCK

WARRANT PRICE: $0.20 PER SHARE

ISSUE DATE: JULY 14, 2014

EXPIRATION DATE: January 25, 2023

     THIS WARRANT CERTIFIES THAT, for good and valuable  consideration,  Michael
B. Zalle ("HOLDER") is entitled to purchase the number of fully paid and non-assessable shares (the "SHARES") of the above-stated Type/Series of Stock (the "CLASS") of the above-named company (the "COMPANY") at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. In the event that the name of the Company and/or the stock symbol for the company

                              SECTION 1. EXERCISE.

     1.1 MILESTONE BASED GRANT.

     Holder shall be granted THE MILLION (3,000,000) Warrants per this agreement subject to achieving the following milestones;

     ONE MILLION (1,000,000) Warrants at execution if this consulting agreement

     ONE MILLION (1,000,000) Warrants upon the sale of the 250th Kone General cone distribution product or equivalent revenue.

     ONE MILLION (1,000,000) Warrants upon the sale of the 500th Kone General cone distribution product or equivalent revenue.

EXAMPLE: If the Kone General product sells for $2,000, then target revenue goal would be $500,000 whether selling Kone General or other products the company offers. This example would meet the 250 unit or equivalent revenue milestone.

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

     1.2 METHOD OF EXERCISE. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.3, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

     1.2 CASHLESS EXERCISE. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

                   X = Y(A-B)/A

         where:

                   X =      the number of Shares to be issued to the Holder;

                   Y = the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

                   A =      the Fair Market Value (as determined pursuant to
                            Section 1.3 below) of one Share; and

                   B =      the Warrant Price.

     1.3 FAIR MARKET VALUE. If the Company's common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a "TRADING MARKET") and the Class is common stock, the fair market value of a Share shall be the closing price or last sale price of a share of common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company's common stock is then traded in a Trading Market and the Class is a series of the Company's convertible preferred stock, the fair market value of a Share shall be the closing price or last sale price of a share of the Company's common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company multiplied by the number of shares of the Company's common stock into which a Share is then convertible. If the Company's common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

     1.4 DELIVERY OF CERTIFICATE AND NEW WARRANT. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

     1.5 REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

     1.6 TREATMENT OF WARRANT UPON ACQUISITION OF COMPANY.

          (a) ACQUISITION. For the purpose of this Warrant, "ACQUISITION" means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company; (ii) any merger or consolidation of the Company into

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

or with another person or entity (other than a merger or consolidation effected exclusively to change the Company's domicile), or any other corporate reorganization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company's (or the surviving or successor entity's) outstanding voting power immediately after such merger, consolidation or reorganization; or (iii) any sale or other transfer by the stockholders of the Company to a person or "group" (as defined under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of shares representing at least a majority of the Company's then-total outstanding combined voting power.

          (b) TREATMENT OF WARRANT AT ACQUISITION. In the event of an Acquisition in which the consideration to be received by the Company's stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a "CASH/PUBLIC ACQUISITION"), either (i) Holder shall exercise this Warrant pursuant to Section 1.1 and/or 1.2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Acquisition or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

          (c) The Company shall provide Holder with written notice of its request relating to the Cash/Public Acquisition (together with such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such contemplated Cash/Public Acquisition giving rise to such notice), which is to be delivered to Holder not less than seven (7) Business Days prior to the closing of the proposed Cash/Public Acquisition. In the event the Company does not provide such notice, then if, immediately prior to the Cash/Public Acquisition, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with
Section 1.3 above would be greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon such exercise to the Holder and Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as the date thereof.

          (d) Upon the closing of any Acquisition other than a Cash/Public Acquisition defined above, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

          (e) As used in this Warrant, "MARKETABLE SECURITIES" means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in Trading Market, and (iii) following the closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer's shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise or convert this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition.

             SECTION 2. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

     2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

     2.2 RECLASSIFICATION, EXCHANGE, COMBINATIONS OR SUBSTITUTION. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

     2.3 CONVERSION OF PREFERRED STOCK. If the Class is a class and series of the Company's convertible preferred stock, in the event that all outstanding shares of the Class are converted, automatically or by action of the holders thereof, into common stock pursuant to the provisions of the Company's Certificate of Incorporation, as such may be amended from time to time (the "CERTIFICATE OF INCORPORATION") including, without limitation, in connection with the Company's initial, underwritten public offering and sale of its common stock pursuant to an effective registration statement under the Act (the "IPO"), then from and after the date on which all outstanding shares of the Class have been so converted, this Warrant shall be exercisable for such number of shares of common stock into which the Shares would have been converted had the Shares been outstanding on the date of such conversion, and the Warrant Price shall equal the Warrant Price in effect as of immediately prior to such conversion divided by the number of shares of common stock into which one Share would have been converted, all subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant.

     2.4 ADJUSTMENTS FOR DILUTING ISSUANCES. Without duplication of any adjustment otherwise provided for in this Section 2, the number of shares of common stock issuable upon conversion of the Shares shall be subject to anti-dilution adjustment from time to time in the manner set forth in the Company's Certificate of Incorporation as if the Shares were issued and outstanding on and as of the date of any such required adjustment.

     2.6 NOTICE/CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company's expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

            SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

     3.1 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, the Holder as follows:

          (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the price per share at which shares of the Class were last sold and issued prior to the Issue Date hereof in an arms-length transaction in which at least $500,000 of such shares were sold.

          (b) All Shares which may be issued upon the exercise of this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class, common stock and other securities as will be sufficient to permit the exercise in full of this Warrant and the conversion of the Shares into common stock or such other securities.

     3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time to:

          (a) declare any dividend or distribution upon the outstanding shares of the Class or common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

          (b) offer for subscription or sale pro rata to the holders of the outstanding shares of the Class any additional shares of any class or series of the Company's stock (other than pursuant to contractual pre-emptive rights);

          (c) effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class;

          (d) effect an Acquisition or to liquidate, dissolve or wind up; or then, in connection with each such event, the Company shall give Holder:

               (1) at least seven (7) Business Days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above;

               (2) in the case of the matters referred to in (c) and (d) above at least seven (7) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event); and


              SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

     The Holder represents and warrants to the Company as follows:

     4.1 PURCHASE FOR OWN ACCOUNT. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

     4.2 DISCLOSURE OF INFORMATION. Holder is aware of the Company's business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

     4.3 INVESTMENT EXPERIENCE. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder's investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

     4.4 ACCREDITED INVESTOR STATUS. Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Act.

     4.5 THE ACT. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

     4.6 NO VOTING RIGHTS. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant.

                            SECTION 5. MISCELLANEOUS.

     5.1 TERM AND AUTOMATIC CASHLESS EXERCISE UPON EXPIRATION.

          (a) TERM. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Pacific time, on the Expiration Date and shall be void thereafter.

          (b) AUTOMATIC CASHLESS EXERCISE UPON EXPIRATION. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

     5.2 LEGENDS. Each certificate representing the Shares (and each certificate representing the securities issued upon conversion of any Shares, if any) shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO MICHAEL B. ZALLE DATED JANUARY 25 , 2014, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

     5.3 NOTICES. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective
(i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

     5.4 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     5.5 ATTORNEYS' FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

     5.6 COUNTERPARTS; FACSIMILE/ELECTRONIC SIGNATURES. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

     5.7 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

     5.8 HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     5.9 BUSINESS DAYS. "BUSINESS DAY" is any day that is not a Saturday, Sunday or a holiday.

     IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.


ACCEPTED AND AGREED



"COMPANY"

SAFE LANE SYSTEMS, INC.



Dated: July 14, 2014


By:      /s/ Paul Dickman
        ------------------------------------------------

Name:   Paul Dickman
        ------------------------------------------------
        (Print)
Title:  CEO


"HOLDER"

MICHAEL B. ZALLE

Dated: July 14, 2014


By:        Michael B. Zalle
         -----------------------------------------------

Name:    /s/ Michael B. Zalle
         -----------------------------------------------
         Michael B. Zalle, Consultant

                             SCHEDULE B - APPENDIX 1

                               NOTICE OF EXERCISE

     1. The undersigned Holder hereby exercises its right to purchase __________________ shares of the Symbol: Series A Stock of SAFE LANE SYSTEMS, INC. (the "COMPANY") in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:


     /_/  Cashless Exercise pursuant to Section 1.2 of the Warrant


     2. Please issue a certificate or certificates representing the Shares in the name specified below:


                   ------------------------------------------------------
                        Holder's Name


                   ------------------------------------------------------

                   ------------------------------------------------------
                        (Address)

     3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

                                HOLDER:


                                ------------------------------------------------

                                By:
                                        ----------------------------------------

                                Name:
                                        ----------------------------------------

                                Title:
                                        ----------------------------------------

                                (Date):
                                        ----------------------------------------